FAI H. CHAN'S OFFICE
                 c/o 10th Floor, Bank of Communications Tower,
                   231-235 Gloucester Road, Wanchai, Hong Kong
              Telephone No. (852) 2258 68888  Fax No. (852) 2258 6800




May 17, 2000

Board of Directors
Asia Supernet Corporation
1700 Lincoln Street
Denver
Colorado 80203
U. S. A.


Dear Sirs,

RE       :        ASIA SUPERNET CORPORATION
                  LETTER OF FINANCIAL SUPPORT
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This is to  inform  you  that  as a major  shareholder  of the  Company,  I will continue to provide adequate funds to the captioned company to meet its liabilities as they fall due.


Yours faithfully,

/s/ Fai H. Chan
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Fai H. Chan